UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

Jaguar Uranium Corp.

(Exact name of registrant as specified in its charter)

British Columbia	001-43094	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3-1136 Centre Street
Thornhill, Ontario L4J 3M8
Canada

(Address of principal executive offices) (Zip Code)

(416) 648-4065

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common shares, no par value	JAGU	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On June 25, 2026, upon the recommendation and approval of the Audit Committee of the Board of Directors of Jaguar Uranium Corp. (the “Company”), the Board of Directors of the Company ratified and approved the dismissal of Summit Group CPAs, P.C. (“Summit Group”) as the Company’s independent registered public accounting firm, effective June 25, 2026.

Summit Group’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through June 25, 2026, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) between the Company and Summit Group on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Summit Group, would have caused Summit Group to make reference to the subject matter of the disagreement in its reports on the Company’s consolidated financial statements, and (ii) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Summit Group with a copy of this Current Report on Form 8-K (this “Form 8-K”) prior to its filing with the U.S. Securities and Exchange Commission (the “SEC”) and requested that Summit Group furnish the Company with a letter addressed to the SEC stating whether they agree with the statements made by the Company in this Form 8-K and, if not, stating the respects, if any, in which they do not agree with such statements. A copy of the letter from Summit Group addressed to the SEC is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

On June 25, 2026, upon the recommendation and approval of the Audit Committee, the Board of Directors of the Company ratified and approved the appointment of Davidson & Company LLP (“Davidson”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, effective June 25, 2026.

During the Company’s fiscal years ended December 31, 2025 and 2024, and the subsequent interim period through June 25, 2026, neither the Company nor anyone on its behalf consulted with Davidson regarding either:

(i)	the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Davidson concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or

(ii)	any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Summit Group CPAs, P.C. to the Securities and Exchange Commission dated June 26, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 26, 2026	Jaguar Uranium Corp.

	By:	/s/ Steven Gold
	Name:	Steven Gold
	Title:	President and Chief Executive Officer

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